ALLSPRING FUNDS TRUST
RULE 18f-3 MULTI-CLASS PLAN

I.

Introduction.

Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), this Rule 18f-3 Multi-Class Plan (the “Plan”) sets forth the method for allocating fees and expenses among each class of shares in the separate investment portfolios (the “Funds”) of Allspring Funds Trust (the “Trust”).  In addition, the Plan sets forth the maximum initial sales charges, contingent deferred sales charges (“CDSCs”), Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Funds.

The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933.  The Trust hereby elects to offer multiple classes of shares of the Funds pursuant to the provisions of Rule 18f-3 and the Plan.  Appendix A, as it may be amended from time to time, lists the Funds that have approved the Plan and the classes of each such Fund.  Each such Fund that has authorized the issuance of multiple classes of shares is referred to as a “Multi-Class Fund” hereunder.

The Trust applied for and obtained an exemptive order from the Securities and Exchange Commission pursuant to Sections 6(c) and 17(b) of the 1940 Act for an exemption from certain provisions thereof and rules adopted thereunder (the “Order”). The Order was issued to the Trust and certain affiliated or associated persons on January 13, 2026 under file number 812-15591 and exempted the Trust from Sections 2(a)(32), 5(a)(1), 17(a)(1), 17(a)(2), 18(f)(1), 18(i), 22(d) and 22(e) of the 1940 Act and Rule 22c-1 under the 1940 Act so that each Fund may offer a class of exchange-traded shares that operates as an exchange-traded fund (an “ETF Class”) and one or more classes of shares that are not exchange-traded (each such class, a “Mutual Fund Class”). A Multi-Class Fund that offers an ETF Class and one or more Mutual Fund Classes in reliance on the Order is referred to herein as a “Multi-Class ETF Fund.”

II.

Allocation of Expenses.

A.
Mandatory Class Expenses.  Pursuant to Rule 18f-3, the Trust allocates to each class of shares of a Multi-Class Fund:  (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b‑1; and (ii) any fees and expenses incurred by the Fund under a shareholder servicing plan in connection with the provision of shareholder administrative or liaison services to the holders of such class of shares.

B.  Board-Approved Class Expenses.  The Trust’s Board of Trustees has approved the allocation of class-level administration fees incurred by a particular class of shares for administration services provided by the Multi-Class Funds’ administrator at the class level.  Appendix B, as it may be amended from time to time, lists the class-level administration fees payable by each class of the Multi-Class Funds.

C.
Discretionary Class Expenses.  In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares of a Multi-Class Fund:

(i)
transfer agent fees that are attributable to such class of shares;

(ii)
printing and postage expenses related to preparing and distributing materials such as shareholder reports, notices, prospectuses, reports, and proxies to current shareholders of that class or to regulatory agencies with respect to such class of shares;
(iii)
blue sky notification or other filing fees incurred with respect to such class of shares;
(iv)
Securities and Exchange Commission registration fees incurred with respect to such class of shares;
(v)
the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;
(vi)
litigation or other legal expenses incurred with respect to such class of shares;
(vii)
exchange listing fees incurred with respect to such class of shares, if any;
(viii)
fees of the Trust’s Trustees incurred with respect to matters affecting such class of shares;
(ix)
independent accountants’ fees incurred with respect to such class of shares; and
(x)
any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund’s assets, incurred with respect to such class of shares.
For all purposes under this Plan, fees and expenses incurred “with respect to” a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class.  Any decision to treat expenses referenced in this Subsection C as class expenses and any subsequent changes to such decision will be reviewed and approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

C.
Relative Net Asset Value Allocation.  Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocable to a particular class of the Fund pursuant to this Plan shall be allocated to each class of the Fund based upon the relative net asset value of that class in relation to the aggregate net asset value of the Fund.  In certain cases, a service provider for a Multi-Class Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Multi-Class Fund.  The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not generate inappropriate cross-subsidization between classes, including any cross-subsidization between the Mutual Fund Class(es) and the ETF Class of a Multi-Class ETF Fund.  The classes of a Multi-Class ETF Fund may declare dividends on different days, as described in the Multi-Class ETF Fund’s prospectuses for the relevant class and consistent with the Order. When required by the Order, an Allocation Ratio and Asset Adjustment, as specified in the Order, will be used to allocate income, realized capital gains and losses, and unrealized appreciation and depreciation among the classes of a Multi-Class ETF Fund. Except as noted with respect to the expenses described in this Plan in the sub-sections of this Section II on Mandatory Class Expenses, Board-Approved Class Expenses and Discretionary Class Expenses and differences in dividend declaration and record dates as described in the Order, dividends paid to each class of shares of a Multi-Class ETF Fund will be determined in the same manner for each class of the Multi-Class ETF Fund. The Trustees shall review any material changes to the methodology or procedures and determine whether the revised methodology or procedures are adequate to ensure that the calculations and allocations will be made in an appropriate manner. The

Trustees may also review information respecting the methodology or procedures at such other times as the Trustees determine to be necessary or appropriate.

III.

Class Arrangements.

Subject to provisions of this Plan hereafter set forth, each Fund may issue multiple classes of shares under which each class (i) may have a different arrangement for shareholder services or the distribution of securities or both, and shall pay all the expenses of that arrangement, (ii) may pay a different share of other expenses (not including advisory or management fees or custodial fees or other expenses related to the management of the Trust’s assets) if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than other classes, and (iii) may have different rights and obligations as set forth in the Order. Except for the class designations, the service and distribution fee structure, the possible allocation of certain expenses, certain voting rights respecting plans adopted under Rule 12b-1 and other difference set forth in the Order, each class of shares of each Fund issued under the multiple class distribution system will be identical in all respects with (a) each other class so issued by a Fund, and (b) the currently issued and outstanding shares of the Fund.

The following summarizes the maximum initial sales charges, CDSCs, Rule 12b‑1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Multi-Class Funds.  Appendix A sets forth the actual sales charges, Rule 12b‑1 fees and shareholder servicing fees of each class of shares of each Multi-Class Fund.  Additional details and restrictions regarding such fees and services are set forth in the relevant Fund’s current Prospectus and Statement of Additional Information.

ETF Class shares will be offered by certain Funds only to authorized participants and in aggregations of such number of ETF Class shares as the Trustees may from time to time authorize (a “Creation Unit”), usually in exchange for a basket of securities and/or an amount of cash. Transactions in Creation Units shall be subject to such creation and redemption fees, including standard and variable fees, as are described in the relevant prospectus and statement of additional information. To be eligible to place orders with the principal underwriter of an ETF Class and to create a Creation Unit, an entity must be: (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant broker, and must have executed an agreement with the principal underwriter of the ETF Class with respect to creations and redemptions of Creation Units. Additional eligibility requirements may be specified in a Fund’s registration statement relating to ETF Class shares. Individual ETF Class shares of a Multi-Class ETF Fund are generally only available for purchase and sale in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Other transactions in ETF Class shares by other investors may be permitted if consistent with Rule 6c-11(a)(2) or if otherwise permitted by applicable law.

The Trustees may specify and re-specify from time to time by resolution conversion of any class of shares into any other class of shares of the same Fund. ETF Class shares of a Multi-Class ETF Fund may not be converted into Mutual Fund Class shares of the Multi-Class ETF Fund or another Fund, except that, when an ETF Class is terminated or where a Multi-Class ETF Fund merges into a Fund with no ETF Class, the ETF Class shares will be automatically converted to Mutual Fund Class shares of the same Multi-Class ETF Fund. Shareholders holding Mutual Fund Class shares of a Multi-Class ETF Fund may convert such shares into ETF Class shares of the same Multi-Class ETF Fund provided that: (i) the Mutual Fund Class and ETF Class declare and distribute dividends on the same schedule; (ii) the Mutual Fund Class shares to be converted are not held through an employee benefit plan; (iii) following the conversion, the shareholder will hold ETF Class shares through an eligible brokerage account; and (iv) such other conditions specified in the relevant prospectus and statement of additional information. The

Multi-Class ETF Fund may charge an administrative fee to process such conversion transactions, in accordance with Rule 11a-3 under the 1940 Act. In all events, any class of shares with a conversion feature will convert into another class of shares on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge unless otherwise provided herein, and in a manner that is consistent with the provisions of Rule 18f-3, as that Rule may be amended from time to time, the Order and the restrictions, rights and conditions set forth in a Fund’s applicable registration statement.

A.
Class A Shares -- Multi-Class Funds.
1.
Maximum Initial Sales Charge:  Not to exceed 5.75% of the net asset value (“NAV”) at the time of purchase, as further specified in Appendix A.
1.
Contingent Deferred Sales Charge:  Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a CDSC of 1.00% if they are redeemed within one year from the date of purchase.  Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase.  The CDSC will be calculated based upon the NAV at the time of purchase of the Class A shares being redeemed.
2.
Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.
3.
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.
4.
Conversion Features:  None
5.
Exchange Privileges:  As described in the current prospectus for each Fund.
B.  Class A2 Shares – Multi-Class Funds.
1.
Maximum Initial Sales Charge:  Not to exceed 5.75% of the net asset value (“NAV”) at the time of purchase, as further specified in Appendix A.
2.
Contingent Deferred Sales Charge:  Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a CDSC of 1.00% if they are redeemed within one year from the date of purchase.  The CDSC will be calculated based upon the NAV at the time of purchase of the Class A shares being redeemed.
3.
Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.
4.
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for each Fund.

C.
Class B Shares -- Multi-Class Funds.
1.
Maximum Initial Sales Charge:  None
Contingent Deferred Sales Charge:  Class B shares that are redeemed within six years from the receipt of a purchase order affecting such shares are subject to a CDSC equal to the percentage indicated below of the dollar amount of the applicable NAV.  For Class B shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of the NAV at the time of purchase of the Class B shares being redeemed or the NAV of such shares at the time of redemption.  For Class B shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class B shares being redeemed.  No CDSC is imposed on Class B shares purchased through reinvestment of dividends or capital gain distributions.  No CDSC is imposed on annual redemptions totaling 10% or less of an investor’s holdings through the systematic withdrawal program.

Redemption Within:
1 Year
2 Years
3 Years
4 Years
5 Years
6 Years
7 Years
         CDSC:
  5.0%
   4.0%
   3.0%
   3.0%
   2.0%
  1.0%

0.0%
2.
Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.75% of average daily net assets attributable to Class B shares, as further specified in Appendix A.
3.
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Class B shares, as further specified in Appendix A.
4.
Conversion Features:  Class B shares of a Multi-Class Fund that have been outstanding for seven years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund.  Such conversion is on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge.
5.
Exchange Privileges:  As described in the current prospectus for each Fund.
D.
Class C Shares— Multi-Class Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  Class C shares that are redeemed within one year of a receipt of a purchase order affecting such shares are subject to a CDSC of 1.00%.  For Class C shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of NAV at the time of purchase of the Class C shares being redeemed or the NAV of such shares at the time of redemption.  For Class C shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class C shares being redeemed.  No CDSC is imposed on Class C shares purchased through reinvestment of dividends or capital gain distributions.  No CDSC is imposed on annual redemptions totaling 10% or less of an investor’s holdings through the systematic withdrawal program.
3.
Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.75% of average daily net assets attributable to Class C shares, as further specified in Appendix A.
4.
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Class C shares, as further specified in Appendix A.
5.
Conversion Features:  Effective February 5, 2019, Class C shares of a Multi-Class Fund that have been outstanding for ten1 years after the end of the month in which the shares were initially purchased or otherwise acquired automatically convert to Class A shares of such Fund.  Such conversions to Class A shares will be made at net asset value minus any applicable CDSC, without the imposition of any sales charge or other charge.
6.
Exchange Privileges:  As described in the current prospectus for each Fund.

E.
Class T Shares -- Multi-Class Funds.

1
On August 11, 2020, the Board of Trustees of Allspring Funds Trust approved a change in the automatic conversion feature of Class C shares to Class A shares to shorten the holding period from 10 years to 8 years effective November 5, 2020.

1.
Maximum Initial Sales Charge:  Not to exceed 2.5% of the net asset value (“NAV”) at the time of purchase, as further specified in Appendix A.
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Class T shares, as further specified in Appendix A.
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for each Fund.
F.
Administrator Class Shares -- Multi-Class Non-Money Market Funds.
1
Maximum Initial Sales Charge:  None
2
Contingent Deferred Sales Charge:  None
3
Maximum Annual Rule 12b-1 Distribution Fee:  None
4
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.
5
Conversion Features:  None
6
Exchange Privileges:  As described in the current prospectus for each Fund.

G.
Administrator Class Shares – Multi-Class Money Market Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.10% of the average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for each Fund.

H.
Institutional Class Shares -- Multi-Class Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for the Fund.
I.  Class R4 Shares – Multi-Class Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None

4.
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.10% of the average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.
5.
Conversion Features:  None
6.
Exchange Privileges: As described in the current prospectus for each Fund.
J.  Class R6 Shares – Multi-Class Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges: As described in the current prospectus for each Fund.
K.
ETF Class Shares – Multi-Class ETF Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.25% of average daily net assets attributable to ETF Class shares, as further specified in Appendix A
4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges: As described in the current prospectus for each Fund.
L.
Select Class Shares – Multi-Class Money Market Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges: As described in the current prospectus for each Fund.
M.
Service Class Shares -- Multi-Class Funds.
1
Maximum Initial Sales Charge:  None
2
Contingent Deferred Sales Charge:  None
3
Maximum Annual Rule 12b-1 Distribution Fee:  None
4
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of the average daily net assets attributable to Service Class shares, as further specified in Appendix A.
5
Conversion Features:  None
6
Exchange Privileges:  As described in the current prospectus for each Fund.
N.
Sweep Class Shares – Multi-Class Money Market Funds.

1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  Not to exceed 0.35% of the average daily net assets attributable to Sweep Class shares, as further specified in Appendix A.
4.
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of the average daily net assets attributable to Sweep Class shares, as further specified in Appendix A.
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for each Fund.
O.  Premier Class Shares – Money Market Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for the Fund.
P. Elevate Class Shares – Money Market Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for the Fund.

Q. Tribal Inclusion Class Shares – Money Market Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for the Fund.

R. Roberts & Ryan Class Shares – Money Market Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None

4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for the Fund.

S. Capital Class Shares – Money Market Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for the Fund.

T. Advisor Class Shares – Money Market Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  Not to exceed 0.25% of the average daily net assets attributable to Advisor Class shares, as further specified in Appendix A.
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for the Fund.

U. Token Class Shares – Money Market Funds.
1.
Maximum Initial Sales Charge:  None
2.
Contingent Deferred Sales Charge:  None
3.
Maximum Annual Rule 12b-1 Distribution Fee:  None
4.
Maximum Annual Shareholder Servicing Fee:  None
5.
Conversion Features:  None
6.
Exchange Privileges:  As described in the current prospectus for the Fund.

IV.
Voting and Other Rights.
Each class of shares of a Multi-Class ETF Fund shall have (a) exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangements for that class, (b) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (c) in all other respects, the same rights and obligations as the other classes of the same Fund.

IV.
Board Review.
The Board of Trustees of the Trust shall review the Plan as it deems necessary.  Prior to any material amendment(s) to the Plan with respect to any Multi-Class Fund’s shares, the Trust’s Board of Trustees, including a majority of the Trustees that are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of the Fund individually and the Fund as a whole.  In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Before the first issuance of an ETF Class share by a Fund in reliance on the Order, and with respect to each Multi-Class ETF Fund thereafter, the Trust’s Board of Trustees, including a majority of the Trustees that are not interested persons of the Trust, will be periodically, but in no case less frequently than annually, find that the Plan continues to be in the best interests of each Mutual Fund Class and the ETF Class individually and of the Multi-Class ETF Fund as a whole. In making such findings, the Board will consider such information as it deems reasonably necessary to evaluate the multi-class structure of each Multi-Class ETF Fund, including reports regarding monitoring of potential conflicts among classes, cross-class subsidization, portfolio transaction costs, cash levels, capital gains distributions and performance dispersion. The evaluation of a Multi-Class ETF Fund structure under the terms and conditions of the Order does not impact the evaluation by the Trustees of a Multi-Class Fund that is not a Multi-Class ETF Fund that is operating under Rule 18f-3 and this Plan.

Adopted:  March 26, 1999
Most recently amended:  August 18, 2026

APPENDIX A
RULE 18f-3 MULTI-CLASS PLAN
ALLSPRING FUNDS TRUST

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R6 Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None
Alternative Risk Premia Fund Class R6 Institutional Class	None None	None None	None None	None None
Asset Allocation Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
California Limited-Term Tax-Free Fund Class A Institutional Class	2.00 None	None None	None None	0.25 None
California Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Common Stock Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Core Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Disciplined Small Cap Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Disciplined U.S. Core Fund Class A Class C Class R6 Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Diversified Capital Builder Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Diversified Income Builder Fund Class A Class C Class R6 Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None
Emerging Growth Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Emerging Markets Equity Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Emerging Markets Equity Advantage Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Government Money Market Fund[2] Class A Administrator Class Capital Class Elevate Class Institutional Class Roberts & Ryan Class Select Class Service Class Sweep Class Tribal Inclusion Class	None None None None None None None None None None	None None None None None None None None None None	None None None None None None None None 0.10 None	0.25 0.10 None None None None None 0.25 0.25 None
Government Securities Fund Class A Institutional Class	4.50 None	None None	None None	0.25 None
Growth Fund Class A Class R6 Administrator Class Institutional Class	5.75 None None None	None None None None	None None None None	0.25 None 0.25 None
High Yield Bond Fund Class A Institutional Class	4.50 None	None None	None None	0.25 None

2
On November 16, 2022, the Board of Trustees of Allspring Funds Trust approved the establishment of the Elevate Class to the Allspring Government Money Market Fund.  The share class will become effective at a date to be determined.

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
High Yield Municipal Bond Fund Class A Class C Class R6 ETF Class[3] Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None 0.25[4] None	0.25 0.25 None None None
Income Plus Fund Class A Institutional Class	4.00 None	None None	None None	0.25 None
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Index Fund Class A Class C Administrator Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.10
Innovation Fund[5] Class A Institutional Class	5.75 None	None None	None None	0.25 None
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Institutional Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None

3
On August 18, 2026, the Board of Trustees of Allspring Funds Trust approved the establishment of the ETF Class for the High Yield Municipal Bond Fund effective on or about October 21, 2026.
4
The Fund’s 12b-1 plan authorizes the ETF Class shares to charge a maximum of 0.25% in 12b-1 fees, but the ETF Class shares do not currently intend to charge a 12b-1 fee. Prior to charging such a fee, the Fund will seek approval from the Board of Trustees.
5
On August 18, 2026, the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Innovation Fund into the Allspring Mid Cap Growth Fund effective on or about February 19, 2027, subject to shareholder approval.

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
International Equity Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Large Cap Core Fund Class A Class C Class R6 ETF Class[6] Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None 0.25[7] None	0.25 0.25 None None None
Large Cap Growth Fund Class A Class R6 Administrator Class Institutional Class	5.75 None None None	None None None None	None None None None	0.25 None 0.25 None
Large Cap Value Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Mid Cap Growth Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Minnesota Tax-Free Fund Class A Institutional Class	4.50 None	None None	None None	0.25 None
Money Market Fund Class A Class C Premier Class Service Class	None None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None 0.25
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	4.50 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
National Tax-Free Money Market Fund Administrator Class Premier Class Service Class	None None None	None None None	None None None	0.10 None 0.25
Opportunity Fund Class A Class R6 Administrator Class Institutional Class	5.75 None None None	None None None None	None None None None	0.25 None 0.25 None

6
On August 18, 2026, the Board of Trustees of Allspring Funds Trust approved the establishment of the ETF Class for the Large Cap Core Fund effective on or about December 10, 2026.
7
The Fund’s 12b-1 plan authorizes the ETF Class shares to charge a maximum of 0.25% in 12b-1 fees, but the ETF Class shares do not currently intend to charge a 12b-1 fee. Prior to charging such a fee, the Fund will seek approval from the Board of Trustees.

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Pennsylvania Tax-Free Fund Class A Institutional Class	4.50 None	None None	None None	0.25 None
Precious Metals Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Premier Large Company Growth Fund Class A Class R6 ETF Class[8] Administrator Class Institutional Class	5.75 None None None None	None None None None None	None None 0.25[9] None None	0.25 None None 0.25 None
Real Return Fund Class A Class R6 Institutional Class	4.50 None None	None None None	None None None	0.25 None None
Short Duration Government Bond Fund Class A Class R6 Institutional Class	2.00 None None	None None None	None None None	0.25 None None
Short-Term Bond Plus Fund Class A Class R6 Institutional Class	2.00 None None	None None None	None None None	0.25 None None
Short-Term High Income Fund Class A Class C ETF Class[10] Institutional Class	3.00 None None None	None 1.00 None None	None 0.75 0.25[11] None	0.25 0.25 None None
Short-Term Municipal Bond Fund Class A Class C Class R6 Institutional Class	2.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None None
Small Company Growth Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Small Company Value Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None

8
On August 18, 2026, the Board of Trustees of Allspring Funds Trust approved the establishment of the ETF Class for the Premier Large Company Growth Fund effective on or about December 10, 2026.
9
The Fund’s 12b-1 plan authorizes the ETF Class shares to charge a maximum of 0.25% in 12b-1 fees, but the ETF Class shares do not currently intend to charge a 12b-1 fee. Prior to charging such a fee, the Fund will seek approval from the Board of Trustees.
10
On August 18, 2026, the Board of Trustees of Allspring Funds Trust approved the establishment of the ETF Class for the Short-Term High Income Fund effective on or about October 21, 2026.

The Fund’s 12b-1 plan authorizes the ETF Class shares to charge a maximum of 0.25% in 12b-1 fees, but the ETF Class shares do not currently intend to charge a 12b-1 fee. Prior to charging such a fee, the Fund will seek approval from the Board of Trustees.

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
SMID Cap Growth Fund Class A Class R6 Administrator Class Institutional Class	5.75 None None None	None None None None	None None None None	0.25 None 0.25 None
Special Global Small Cap Fund Class A Institutional Class	5.75 None	None None	None None	0.25 None
Special International Small Cap Fund Class A Class R6 Institutional Class	5.75 None None	None None None	None None None	0.25 None None
Special Large Cap Value Fund Class A Class R6 Administrator Class Institutional Class	5.75 None None None	None None None None	None None None None	0.25 None 0.25 None
Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Special Small Cap Value Fund Class A Class R6 Administrator Class Institutional Class	5.75 None None None	None None None None	None None None None	0.25 None 0.25 None
Spectrum Aggressive Growth Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Spectrum Conservative Growth Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Spectrum Growth Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Spectrum Income Allocation Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Spectrum Moderate Growth Fund Class A Class C Institutional Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 None

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
Strategic Municipal Bond Fund Class A Class C Class R6 ETF Class[12] Institutional Class	4.00 None None None None	None 1.00 None None None	None 0.75 None 0.25[13] None	0.25 0.25 None None None
Treasury Plus Money Market Fund Class A Administrator Class Capital Class Institutional Class Roberts & Ryan Class Select Class Service Class	None None None None None None None	None None None None None None None	None None None None None None None	0.25 0.10 None None None None 0.25
Ultra Short-Term Income Fund Class A Class A2[14] Institutional Class	2.00 2.00 None	None None None	None None None	0.25 0.25 None
Ultra Short-Term Municipal Income Fund Class A Class A2[15] Class R6 Institutional Class	2.00 2.00 None None	None None None None	None None None None	0.25 0.25 None None
Utility and Telecommunications Fund Class A Institutional Class	5.75 None	None None	None None	0.25 None
Wisconsin Tax-Free Fund Class A Institutional Class	4.50 None	None None	None None	0.25 None

12
On August 18, 2026, the Board of Trustees of Allspring Funds Trust approved the establishment of the ETF Class for the Strategic Municipal Bond Fund effective on or about October 21, 2026.
13
The Fund’s 12b-1 plan authorizes the ETF Class shares to charge a maximum of 0.25% in 12b-1 fees, but the ETF Class shares do not currently intend to charge a 12b-1 fee. Prior to charging such a fee, the Fund will seek approval from the Board of Trustees.
14
On February 23, 2022 the Board of Trustees of Allspring Funds Trust were notified of the reduction to the shareholder servicing fee charged to Class A2 for the Ultra Short-Term Income Fund.  Effective on or about April 1, 2022 the fee charged will be reduced from 0.25 to 0.15 but the contractual maximum will remain 0.25.

On February 23, 2022 the Board of Trustees of Allspring Funds Trust were notified of the reduction to the shareholder servicing fee charged to Class A2 for the Ultra Short-Term Municipal Income Fund.  Effective on or about April 1, 2022 the fee charged will be reduced from 0.25 to 0.15 but the contractual maximum will remain 0.25.

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge^	Maximum CDSC,^	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee
100% Treasury Money Market Fund Administrator Class Advisor Class[16] Capital Class Institutional Class Roberts & Ryan Class Service Class Sweep Class Token Class[17]	None None None None None None None None	None None None None None None None None	None None None None None None 0.10 None	0.10 0.25 None None None 0.25 0.25 None

Appendix A amended:  August 18, 2026
  Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC).  Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
Effective July 15, 2022 (June 1, 2022 for the Global Investment Grade Credit Fund), Class A shares for the California Tax-Free Fund, the Core Bond Fund, the Core Plus Bond Fund, the Global Investment Grade Credit Fund, the Government Securities Fund, the High Yield Bond Fund, the High Yield Municipal Bond Fund, the International Bond Fund, the Minnesota Tax-Free Fund, the Municipal Bond Fund, the Municipal Sustainability Fund, the Pennsylvania Tax-Free Fund and the Wisconsin Tax-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.
Class A shares for the Intermediate Tax/AMT-Free Fund and Short-Term Municipal Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.50% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Intermediate Tax/AMT-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.
Class A shares for the Short-Term Income Bond Fund that are purchased at NAV in amounts of $500,000 will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.
Class A shares for the Adjustable Rate Government Fund, California Limited-Term Tax-Free Fund, Short Duration Government Bond Fund and Short-Term Bond Plus Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.
^
Front-end sales load waivers and/or discounts with respect to Class A, Class B, Class C and/or Class T and waivers of contingent deferred sales charge (“CDSC”) waivers with respect to Class A, Class B, Class C may be made available only to customers of a specific financial intermediary selling shares of a Fund (“Intermediary”) or to shareholders purchasing through an Intermediary platform or account, in each case, as disclosed in a Fund’s Prospectus.

A-1

APPENDIX B

Multi-Class Funds and Classes	Class-Level Administration Fee
Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (other than Asset Allocation Fund)
Class A, Class C	0.19%
Administrator Class	0.13%
Institutional Class and Class R4	0.13%
Class R4	0.08%
Class R6	0.03%
ETF Class	0.03%
Absolute Return Fund
Class A, Class C	0.19%
Institutional Class	0.13%
Class R6	0.03%
Asset Allocation Fund
Class A, Class C	0.19%
Administrator Class	0.13%
Institutional Class	0.13%
Multi-Class Fixed Income Funds and Classes (Non-Money Market Funds)
Class A, Class A2, Class C	0.14%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Class R6	0.03%
ETF Class	0.03%

B-1

Multi-Class Money Market Funds and Classes
Class A and Class C	0.19%
Administrator Class	0.10%
Advisor Class	0.12%
Capital Class	0.06%
Elevate Class	0.06%
Premier Class	0.08%
Institutional Class	0.08%
Roberts & Ryan Class	0.08%
Select Class	0.04%
Service Class	0.12%
Sweep Class	0.03%
Token Class[18]	0.06%
Tribal Inclusion Class	0.06%

Appendix B amended: August 18, 2026

On August 18, 2026, the Board of Trustees of Allspring Funds Trust approved the establishment of the Token Class for the 100% Treasury Money Market Fund effective on or about October 20, 2026.

B-2